Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NovAccess Global Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2024 as filed with the U.S. Securities and Exchange Commission on the date indicated (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 14, 2026

/s/ Dwain Irvin, PhD, MPH
Name:	Dwain Irvin
Title:	Chief Executive Officer and Interim Chief Financial Officer